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                                                                EXHIBIT 10(j)(A)

               SCHEDULE OF CHANGE IN CONTROL EMPLOYMENT AGREEMENTS

In accordance with the Instructions to Item 601 of Regulation S-K, the Registrant has omitted filing Change in Control Employment Agreements by and between P. H. Glatfelter Company and the following employees as exhibits to this Form 10-K because they are identical to the Form of Change in Control Employment Agreement by and between P. H. Glatfelter Company and certain employees, which is filed as Exhibit 10 (j) to our Form 10-K for the year ended December 31, 2005.

1. John P Jacunski
2. Jeffrey J. Norton
3. Dante C. Parrini
4. Werner Ruckenbrod
5. Mark A. Sullivan
6. John C. van Roden, Jr.
7. William T. Yanavitch II